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Exhibit 99(c)                                                     EXECUTION COPY




                              AGREEMENT AND WAIVER

                  AGREEMENT AND WAIVER (the "Waiver"), dated as of October 6, 2000, between Parkway Properties, Inc., a Maryland corporation (the "Corporation" or the "Company"), and Five Arrows Realty Securities L.L.C., a Delaware limited liability company (the "Investor"). Terms used herein and not otherwise defined herein shall have the meanings set forth in the Corporation's Articles of Incorporation, as amended through and on the date hereof (the "Charter") and the Articles Supplementary (the "Series A Articles Supplementary") classifying 2,760,000 shares of the Corporation's 8.75% Series A Cumulative Redeemable Preferred Stock (the "Series A Preferred Shares") and the Articles Supplementary (the "Series B Articles Supplementary") classifying 2,142,857 shares of Series B Convertible Cumulative Preferred Stock (the "Series B Preferred Shares").

                  WHEREAS, the Corporation intends to issue and sell to the Investor, and the Investor intends to purchase from the Corporation, up to 2,142,857 Series B Preferred Shares;

                  WHEREAS, the Charter and the Articles Supplementary set forth certain restrictions with respect to the ownership of the Corporation's capital stock;

                  WHEREAS, the Corporation desires to waive certain of those restrictions on the terms and conditions set forth in this Waiver; and

                  WHEREAS, the Corporation's Board of Directors has approved the provisions of this Waiver.

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. REPRESENTATIONS AND WARRANTIES OF THE CORPORATION. The Corporation hereby represents and warrants to the Investor as follows:

                           (a) Except as set forth on Schedule 1(a) hereto, no individual (as determined for purposes of Section 856(h) of the Code but including "qualified trusts" (as defined in Section 856(h)(3)(E) of the Code)), Beneficially Owns more than 9.8% of the number of shares of each class of the outstanding Equity Stock (as defined in the Charter) and, to the knowledge of the Corporation, no such individual Beneficially Owns more than 5% of each such class. The Corporation has not granted any waiver of the Ownership Limit in the Charter or Articles Supplementary.

                           (b) (i) Attached hereto as Exhibit A is a true and complete list of the Tenants which have leases which provide for the payment of annual "rents from real property" to the Company (as such term is defined in Section 856(d) of the Code, and giving effect to the provisions of Treasury Regulation Section 1.856-3(g)) in an amount,


                                                            Agreement and Waiver
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         determined solely with reference to the amount required to be included in the gross income of the Company for purposes of applying Section 856(c) of the Code, in excess of $250,000 (a "Major Lease") (it being understood that at any time and from time to time the Corporation may, subject to Section 3(b) hereof, notify the Investor that there has been an addition to or a change in Tenants and supply to the Investor a revised Exhibit A, which shall become Exhibit A hereto as of and after the date of receipt by the Investor of such revised Exhibit A), (ii) the Corporation does not own, directly or indirectly (after applying the constructive ownership rules of Section 856(d)(5) of the Code) any stock or other equity interests in any such Tenant (as determined for purposes of applying Section 856(d)(2)(B) of the Code) and (iii) for purposes of Section 856(c)(2) of the Code, at least 98% of the gross income of the Corporation for the calendar year ending December 31, 1999, was derived from the sources specified in Section 856(c)(2) of the Code ("Qualifying Income"). For purposes of this Agreement, the term "Tenant" refers to any corporation, partnership, limited liability company, joint venture, unincorporated organization, estate, trust, or any other entity that pays or is expected to pay "rents from real property" (as such term is defined in Section 856(d) of the Code) to the Corporation or to any entity all or part of the income of which would be attributed to the Company for purposes of applying Sections 856(c)(2) and 856(c)(3) of the Code.

                           (c) Under current law, the only basis upon which the Investor could cause the Corporation to fail to qualify as a REIT solely by reason of the ownership by the Investor of the Preferred Shares or shares of Common Stock into which the Preferred Shares have been converted (such Preferred Shares or shares of Common Stock, hereinafter, the "Subject Shares") (it being understood that this representation does not apply to any failure to qualify as a result of any action, inaction or event, including but not limited to the provision of any service or the institution of any legal proceeding, by any person, including but not limited to the Investor, that could affect the Company's status as a REIT), is by (i) the Investor owning, actually or Beneficially, shares of Stock to the extent that such actual or Beneficial Ownership of Stock would result in the Corporation being "closely-held" within the meaning of Section 856(h) of the Code or (ii) actual or constructive ownership of an interest in the Company that, after application of the constructive ownership rules of Section 856(d)(5) of the Code, would result in the Corporation being deemed to own, after application of such rules, an interest in a Tenant that would cause the Corporation to own or be deemed to own, for purposes of applying Section 856(d)(2)(B) of the Code, 10% or more of the voting power or number of shares, or interests in assets or net profits, as applicable, in such Tenant and the income derived by the Corporation from such Tenants, when combined with other income that is both (i) required to be taken into account by the Company for purposes of applying Section 856(c) of the Code and (ii) not described in Sections 856(c)(2)(A) through (H) or Sections 856(c)(3)(A) through (I) of the Code, as applicable, would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code.



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                                                            Agreement and Waiver
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                  2. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

                           (a) Relying upon and assuming the accuracy of the representations and warranties given by the Corporation set forth in
         Section 1, the ownership by the Investor and The Public Employees Retirement System of Ohio ("OPERS") of the Subject Shares will not result in the Corporation being "closely-held" within the meaning of
         Section 856(h) of the Code and will not result in the Corporation otherwise failing to qualify as a REIT.

                           (b) A true and complete list (the "Beneficial Owners List") of the persons owning a capital or profits interest in the Investor, the interest owned in the Investor by each such person, the persons owning beneficial interests in the entities (other than OPERS) owning a capital or profits interest in the Investor and the interest owned by each such person, has been provided to the Corporation by the Investor.

                           (c) OPERS is a "qualified trust" as that term is defined in Section 856(h)(3)(E) of the Code except to the extent that it not being a "qualified trust" would not result in the Corporation being "closely-held" within the meaning of Section 856(h) of the Code or would not result in the Corporation otherwise failing to qualify as a REIT.

                           (d) The Investor and those persons owning a direct or indirect interest in the Investor collectively own, directly or indirectly, no more than 3% of the value of the Corporation, not including the Subject Shares.

                           (e) No person has a beneficial interest in OPERS with a value of more than 0.2% of the total value of all beneficial interests in OPERS.

                           (f) (i) Except as notified to the Corporation by the Investor pursuant to Section 4(b), the Investor directly owns no stock or other equity interest in excess of 4.9% in a Tenant identified on Exhibit A (as the same may be amended from time to time), and (ii) except as notified to the Corporation by the Investor pursuant to
         Section 4(b), no Person owns a stock or other equity interest (as determined for purposes of applying Section 856(d)(2)(B) of the Code) in a Tenant identified on Exhibit A (as the same may be amended from time to time) that would both (A) be attributable to Investor by operation of Section 318 of the Code, as modified by Section 856(d)(5) of the Code and (B) result in the Investor being deemed to own, pursuant to such section as so modified, in excess of 4.9% of such stock or other equity interests in such Tenant.

                           (g) For purposes of applying Section 856(h) of the Code, no individual (as determined for purposes of applying Section 856(h) but including "qualified trusts" other than OPERS) is or will be deemed to own more than 0.2% of either the value or number of shares of the outstanding Stock by virtue of the Investor's or OPERS' ownership of the Subject Shares, except for the direct or indirect individual members of Rothschild Realty Investors III L.L.C., no one of whom, following such acquisition, will be deemed to own directly or indirectly (for purposes of applying such section), more than 9.8% of either the value or number of shares of the outstanding Stock.



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                                                            Agreement and Waiver
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                  3. UNDERTAKINGS OF THE CORPORATION.

                           (a) Other than the waiver provided pursuant to this Waiver, the Corporation will not grant any waiver of the Ownership Limit in the Charter or the Articles Supplementary if such waiver would cause the Corporation to be "closely-held" or a "pension-held REIT," both within the meaning of Section 856(h) of the Code.

                           (b) Before the Corporation, or any entity, all or part of the income of which would be attributed to the Company for purposes of applying Sections 856(c)(2) and 856(c)(3) of the Code, enters into a Major Lease, the Corporation will provide the name of the proposed Tenant to the Investor. Investor shall inform (or be treated as informing pursuant to Section 4(b) hereof) the Corporation if the Investor owns or is deemed to own, for purposes of Section 856(d)(2)(B) of the Code, more than a 4.9% interest in the proposed tenant.

                           (c) Except as provided in this Waiver, the Corporation will not take any action or fail to take any reasonable action that it knows (or reasonably should know) would reasonably be expected to result in (other than (i) any action or failure to take action required to preserve the Corporation's status as a REIT or (ii) any action or failure to take action in reliance upon the representations and warranties of the Investor in Section 2 or the undertakings of the Investor in Section 4), (x) the Investor owning, actually or Beneficially, shares of Stock to the extent that such actual or Beneficial Ownership of Stock would result in the Corporation being "closely-held" within the meaning of Section 856(h) of the Code or would result in the Corporation otherwise failing to qualify as a REIT, in either case solely by reason of the actual or Beneficial Ownership of the Subject Shares by the Investor and OPERS, or (y) less than 96% of the gross income of the Corporation for any year (for purposes of Section 856(c)(2) of the Code) being Qualifying Income (it being understood that unless the Company has failed to comply with
         Section 1(b) and 3(b) hereof, the Company shall be entitled to assume for this purpose that it does not own and is not deemed to own any interest in a Tenant described in Section 856(d)(2)(B) of the Code by reason of the ownership of the Subject Shares by the Investor, any person owning a capital or profits interest in the Investor, OPERS, any person having a beneficial interest in OPERS, or any transferee that executes a Successor Waiver Agreement (as defined in Section 6), despite the receipt of any notice to the contrary pursuant to Section 4(b)).

                  4. UNDERTAKINGS OF THE INVESTOR.

                           (a) The Investor and those persons identified on the Beneficial Owners List or who, following the date hereof, acquire a direct or indirect capital or profits interest in the Investor (the "Investor Group") will not take any action or fail to take any reasonable action that the Investor or any such Person knows (or reasonably should know) would reasonably be expected to cause: (i) the Investor to be an individual for purposes of Section 542(a)(2) of the Code as modified by Section 856(h) of the Code, (ii) OPERS to fail to qualify as a "qualified trust" as that term is defined in Section 856(h)(3)(E) of the Code, (iii) any individual (as determined for purposes of applying Section 856(h) but



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                                                            Agreement and Waiver
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         including "qualified trusts" other than OPERS), except for the direct or indirect individual members of Rothschild Realty Investors III L.L.C., to be deemed to own more than 0.2% of either the value or number of shares of the outstanding Stock by virtue of the Investor's or OPERS' ownership of the Subject Shares, (iv) a direct or indirect individual member of Rothschild Realty Investors III L.L.C. to be deemed to own (for purposes of applying such section), more than 9.8% of either the value or number of shares of the outstanding Stock, (v) any person to have a beneficial interest in OPERS with a value of more than 0.2% of the total value of all beneficial interests in OPERS, (vi) except as notified to the Corporation by the Investor pursuant to
         Section 4(b), Investor to directly acquire a stock or other equity interest in a Tenant identified on Exhibit A (as the same may be amended from time to time) following the date hereof in excess of 4.9% of such stock or other equity interests in such Tenant and (vii) except as notified to the Corporation by the Investor pursuant to Section
         4(b), any Person to acquire a stock or other equity interest (as determined for purposes of applying Section 856(d)(2)(B) of the Code) in a Tenant identified on Exhibit A, following the receipt of such Exhibit A (as the same may be amended from time to time), that would both (A) result in the Investor and the Corporation being deemed to own, by operation of Section 318 of the Code, as modified by Section 856(d)(5) of the Code, in excess of 4.9% of such stock or other equity interests in such Tenant, and (B) result in the Corporation having gross income for any year which is not Qualifying Income in excess of 1% of the gross income of the Corporation (as determined for purposes of Section 856(c)(2) of the Code.

                           (b) The Investor shall inform the Corporation (i) within 10 business days of receiving any notice from the Corporation set forth in Section 3(b) hereof, if the Investor or any person having a direct or indirect ownership interest in the Investor owns or is deemed to own, for purposes of applying Section 856(d)(2)(B) of the Code, more than a 4.9% ownership interest in such proposed Tenant and the nature of such ownership (any such failure to notify the Corporation within such 10 business day period will for all purposes be deemed to be an affirmative statement by the Investor to the Corporation that neither the Investor nor any person having a direct or indirect ownership interest in the Investor owns or is deemed to own, for purposes of applying such section, more than a 4.9% ownership interest in such proposed Tenant), (ii) within 10 business days of the end of each quarter of the Corporation's fiscal year, if the Investor or any person having a direct or indirect ownership interest in the Investor owns or is deemed to own, for purposes of applying Section 856(d)(2)(B) of the Code, more than a 4.9% ownership interest in any Tenant provided on Exhibit A (as the same may be amended from time to time) and (iii) within 10 business days of any reasonable request from the Corporation concerning the level of ownership in any such Tenant.

                  5. WAIVER. On the basis of the accuracy of the representations and warranties of the Investor contained in Section 2 and the undertakings in
Section 4, the Corporation, pursuant to subparagraph (2)(f)(ii), and subject to subparagraph (2)(b)(i), of Article V of the Charter, hereby exempts the Investor from the restrictions on ownership of Equity Stock set forth in the Charter (the "Ownership Restrictions"), including subparagraph 2(b)(i) of Article V of the Charter; such exemption to be effective only to the extent it does not result in any



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                                                            Agreement and Waiver
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individual (as determined for purposes of Section 856(h) of the Code but excluding OPERS and any qualified trusts as defined in Section 856(h)(3)(E) of the Code) Beneficially Owning more than 9.8% of either the value or number of shares of the outstanding Equity Stock of the Corporation or the Corporation otherwise failing to qualify as a real estate investment trust under Section 856(a) of the Code.

                  6. TRANSFER OF SUBJECT SHARES. The provisions of this Section 6 apply in the event a holder of Subject Shares seeks to transfer Subject Shares in a manner that, but for this Section 6, would result in a violation of the Ownership Restrictions.

                           (a) Subject to the provisions of this Section 6, the Corporation hereby waives the Ownership Restrictions to the extent necessary to enable any holder of Subject Shares to transfer ownership of such Subject Shares to another Person (the "Intended Transferee") subsequent to the 12 month period beginning on the date hereof.

                           (b) The waiver described in paragraph (a) shall be conditioned on obtaining from the Intended Transferee representations and undertakings reasonably requested by the Corporation in order to ensure that no individual (as determined for purposes of Section 856(h) of the Code but excluding "qualified trusts" as defined in Section 856(h)(3)(E) of the Code) will Beneficially Own more than 9.8% of either the value or number of shares of the outstanding Stock following the Intended Transferee's acquisition of the Subject Shares. The parties agree that the phrase "representations and undertakings reasonably requested" includes, but is not limited to, representations and undertakings similar to those set forth in Section 2 and 4 hereof (but as modified by this Section 6). Such representations and undertakings shall be included in an agreement between the Corporation and the Intended Transferee consistent with the terms of this Waiver (a "Successor Waiver Agreement").

                           (c) Each Intended Transferee that becomes a party to a Successor Waiver Agreement shall be a beneficiary of the waiver described in paragraph (a), subject to compliance by any successor Intended Transferee with the provisions of this Section 6.

                  7. VIOLATION.

                           (a) In the event of any breach of a representation or warranty given by the Investor in Section 2 or a violation of any of the undertakings set forth in Section 4 (other than as a result of a breach by the Corporation of any of the representations or warranties of the Corporation set forth in Section 1 or a violation by the Corporation of any of the undertakings of the Corporation set forth in
         Section 3), in addition to all rights provided in this Waiver, in the Charter or the Articles Supplementary, or granted by law (including recovery of damages), the Waiver set forth in Section 5 hereof shall, to the extent reasonably determined by the Board to be necessary in order for the Corporation to qualify for taxation as a REIT, be void ab initio and shall result in a conversion of such portion (as reasonably determined by the Board to be necessary) of the Subject Shares into Excess Stock (as defined in the Charter) to the same extent as if the Waiver in



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                                                            Agreement and Waiver
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         Section 5 hereof had never been granted, and to be subject to the ownership limits and related provisions set forth in the Charter and the Articles Supplementary.

                           (b) In addition to and not in limitation of the provisions of paragraph (a), to the extent the Investor or OPERS attempts to acquire Beneficial Ownership of Stock that would result in any individual (other than OPERS or any other "qualified trust") Beneficially Owning in excess of 9.8% of either the value or number of shares of the outstanding Stock, such purported acquisition shall be void ab initio and shall result in a conversion of such excess Stock into Excess Stock, or if an IRS Ruling Satisfactory to the Corporation has not been obtained, shall cause the issuance or acquisition of such Excess Stock to be void ab initio.

                           (c) In the event the Corporation breaches any of the representations and warranties given by the Corporation in Section 1 or any of the undertakings in Section 3 and such breach results in shares of Common Stock issued upon conversion of the Preferred Shares or Preferred Shares being exchanged for Excess Stock or automatic repurchase in accordance with subparagraph 2(c) or (d) of Article V of the Charter, the Investor shall be entitled to exercise all rights provided herein or granted by law (including recovery of damages) or in equity.

                  8. CHANGE IN LAW. In the event that there is a change in law or in the interpretation of the law of which the Corporation or the Investor has knowledge that may cause or has caused any Subject Shares held by the Investor to be exchanged for Excess Stock or to be void ab initio, the Corporation and the Investor shall communicate such knowledge to the other party and shall use reasonable efforts (a) to prevent such occurrence or circumstance, (b) to amend the documents and instruments with respect to the Subject Shares held by the Investor to mitigate the effect of such change (provided, however, that in effecting such amendment, the Corporation shall in no event be required to (i) materially disproportionately disadvantage any other security holder of the Corporation, (ii) provide the Investor as a holder of the Subject Shares with better terms, on a whole, than existed with respect to such Preferred Shares or Common Stock prior to such amendment or (iii) repurchase any securities of the Corporation owned, directly or indirectly, by the Investor), and (c) unless required by the Charter or the Articles Supplementary or in order to preserve the Corporation's status as a REIT, to not disproportionately disadvantage the Investor with respect to other security holders of the Corporation in determining, if the Corporation is permitted to make such a determination, which shares of the Corporation's Stock shall be void ab initio or exchanged for Excess Stock or repurchased.

                  9. ASSIGNMENT. Except to the extent provided herein, no party hereto may assign (by operation of law or otherwise) either this Waiver or any if its rights, interests, or obligations hereunder without the prior written consent of the other party in its sole and absolute discretion.

                  10. AMENDMENTS. The provisions of this Waiver, including the provisions of this sentence (but excluding Exhibit A, which may be amended in accordance with Section 1), may not be amended, modified or supplemented, and waivers or consents to departures from the



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                                                            Agreement and Waiver
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provisions hereof may not be given, unless each of the parties hereto consents in writing to such amendment, modification, supplement or waiver. Each such consent or waiver shall be effective only in the specific instance and for the specific purpose for which given.

                  11. NOTICE. All notices hereunder shall be in writing and shall be given: (a) if to the Company, at One Jackson Place Suite 1000, 188 East Capitol Street, Jackson, Mississippi 39201-2195, Attention: President, or such other address or addresses of which the Investor shall have been given notice, with copies to Jaeckle Fleischmann & Mugel, LLP, Twelve Fountain Plaza, Buffalo, New York 14202, Attention: Joseph P. Kubarek, Esq., or such other address of which the Investor shall have been given notice; and (b) if to the Investor, at Rothschild Realty Inc., 1251 Avenue of the Americas, New York, New York 10020,
Attn: Matthew Kaplan, or such other address of which the Company shall have been given notice, with copies to Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York 10022, Attn: Andre Weiss, Esq., or such other address of which the Company shall have been given notice. Any notice shall be deemed to have been given if personally delivered or sent by United States mail or by commercial courier or delivery service or by telegram or telex and shall be deemed received, unless earlier received, (i) if sent by certified or registered mail, return receipt requested, three business days after deposit in the mail, postage prepaid, (ii) if sent by United States Express Mail or by commercial courier or delivery service, one Business Day after delivery to a United States Post Office of delivery service, postage prepaid, (iii) if sent by telegram, telex or facsimile transmission, when receipt is acknowledged by answerback, and
(iv) if delivered by hand, on the date of receipt.

                  12. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  13. HEADINGS. The headings in this Waiver are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  14. GOVERNING LAW. This Waiver shall be governed by and construed in accordance with the laws of the State of Maryland as applied between residents of that State entering into contracts wholly to be performed in that State.

                  15. COUNTERPARTS. This Waiver may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.





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                                                            Agreement and Waiver
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                  IN WITNESS WHEREOF, the parties hereto have executed and
delivered this Waiver as of the date first written above.


                                PARKWAY PROPERTIES, INC.,
                                a Maryland corporation


                                By: /s/ Steven G. Rogers
                                    --------------------------------------------
                                    Name:  Steven G. Rogers
                                    Title: President and Chief Executive Officer


                                By: /s/ Sarah P. Clark
                                    --------------------------------------------
                                    Name:  Sarah P. Clark
                                    Title: Chief Financial Officer and Secretary


                                FIVE ARROWS REALTY SECURITIES III L.L.C., a Delaware limited liability company


                                By: /s/ D. Pike Aloian
                                    --------------------------------------------
                                    Name:  D. Pike Aloian
                                    Title: Manager




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                                                            Agreement and Waiver
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Exhibit 99(c)                                                     EXECUTION COPY


                                  SCHEDULE 1(a)



                  Pursuant to disclosures made on Amendment No. 2 to Schedule 13G, dated April 10, 2000, by T. Rowe Price Associates, Inc. ("Associates") and
T. Rowe Price Small cap-Stock Fund, Inc. ("Small Cap"), Associates reported that it beneficially owned 1,003,800, or 10.1% of the common shares of the corporation. 702,800 shares of this amount were reported as being owned by Small-Cap (representing 7.1% of the Corporation's common shares).


                  Schedule 14A of Associate's Proxy Statement filed March 6, 2000 reports that Associates had no knowledge of any individual or entity owning, beneficially or otherwise, 5% or more of its outstanding common stock.